Supplement to the
Fidelity® Overseas Fund
Class K
December 30, 2011 Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 5.

Vincent Montemaggiore (portfolio manager) has managed the fund since January 2012.

The following information replaces the biographical information for Ian Hart found in the "Fund Management" section on page 20.

Vincent Montemaggiore is portfolio manager of the fund, which he has managed since January 2012. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Montemaggiore has worked as an equity research analyst and portfolio manager.

OVE-K-12-01  February 2, 2012
1.900389.101

Supplement to
Fidelity's Broadly Diversified International Equity Funds
December 30, 2011
Prospectus

The following information replaces similar information for Fidelity Overseas Fund found in the "Fund Summary" section under the heading "Portfolio Manager(s) on page 10.

Vincent Montemaggiore (portfolio manager) has managed the fund since January 2012.

The following information replaces the biographical information for Ian Hart found in the "Fund Management" section on page 24.

Vincent Montemaggiore is portfolio manager of Fidelity Overseas Fund, which he has managed since January 2012. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Montemaggiore has worked as an equity research analyst and portfolio manager.

IBD-12-01  February 2, 2012
1.474896.137